Global Partners
Income Fund Inc.


Annual Report
August 31, 2001

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

   PRSRT-STD
 U.S. POSTAGE
    PAID
STATEN ISLAND, NY
   PERMIT No.
      169


GDFANN 8/01

GLOBAL             PARTNERS             INCOME             FUND             INC.

October 10, 2001

Dear Shareholders:

We are pleased to provide the annual report for Global Partners Income Fund Inc. ('Fund') for the year ended August 31, 2001. Included in this report are audited financial statements, an analysis of the Fund's performance versus its benchmarks, a commentary on the emerging debt markets and U.S. high-yield bond market and a listing of the Fund's investments as of August 31, 2001.

SPECIAL SHAREHOLDER NOTICE

As you may or may not know, many Salomon Brothers Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan, and have been in full operation since United States markets reopened on September 17, 2001.

Our experienced portfolio management teams are in constant communication with one another, aware that this event has impacted virtually all global markets. Their resolve to mind your best interests motivates them in this most tragic of times. As a company we are adjusting to the emotional and business challenges presented by these recent events. Our return to the investment needs of our clients is a welcomed focus. We take comfort in knowing that what we are doing is a small part of the response of America.

FUND PERFORMANCE

During the year ended August 31, 2001, the net asset value ('NAV') of the Fund decreased from $11.94 per share at August 31, 2000 to $10.77 per share at August 31, 2001. In addition, income dividends totaling $1.42 were paid during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total rate of return based on the NAV for the period was 2.66%.

HIGH YIELD BOND MARKET

MARKET OVERVIEW

For the year ended August 31, 2001 the high-yield market returned 0.18%, as reported by the Salomon Smith Barney High Yield Market Index ('SSB High Yield Market Index').(1) The high-yield market experienced volatility during this period due to mixed economic data, equity market volatility, technology and telecom earnings warnings and lower interest rates. From September to November the high-yield market entered negative territory as a series of negative earnings revisions and economic data renewed concerns over sustainable economic growth and corporate profitability. Additionally, the high-yield market's autumn difficulties were exacerbated by uncertainty surrounding the U.S. elections, continued mutual fund outflows and limited broker-dealer liquidity, which was further reduced by consolidations in the brokerage industry. In December, the high-yield market enjoyed a modest rally as well-received comments from the U.S. Federal Reserve Board ('Fed') Chairman Alan Greenspan, expressing a shift in concern towards the slowing economy and away from potential inflation, sparked anticipation of interest rate cuts in the first quarter of 2001. The calendar year began on a positive note as the market surged ahead, with telecommunication securities leading the rally in response to much

---------
(1) The SSB High Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.





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GLOBAL             PARTNERS             INCOME             FUND             INC.

anticipated interest rate cuts and the resulting strong mutual fund inflows. However, first quarter earnings warnings and guidance revisions in the technology and telecommunications sectors and equity market volatility pulled the market into negative territory for March and April. The high-yield market rallied in May, powered by substantial mutual fund inflows and the absence of negative telecommunications news. The brief rally ended in June as negative mutual fund flows, a heavy new issue calendar and second quarter earnings warnings produced another set of price declines in many telecommunications issues. In July and August, the high-yield market rallied once again as takeover speculation and debt buybacks by distressed telecommunications companies provided hope for potential gains.

For the period, the high-yield market's top performers as measured by the SSB High Yield Market Index included: financials, housing-related, supermarkets/drugstores, healthcare, gaming and services/other. Financial and housing-related securities benefited from the lower interest rate environment and surprisingly strong home sales. Better than expected operational improvements at a major drug store chain and a supermarket distributor drove the strong performance of supermarkets/drugstores. Healthcare was supported by favorable industry fundamentals and its defensive characteristics. Gaming also generally benefited from its position as a safe haven from more economically sensitive sectors. Among the worst performers for the period were the telecommunications, technology, textiles, chemicals, automotive and metals/mining sectors. Telecommunications declined significantly as the sector continued to suffer from earnings warnings, bankruptcies and liquidity issues that increased skepticism regarding the viability of many business plans and the ability of many companies to acquire additional funding. In particular, fears of pricing pressure due to a capacity glut in the long haul industry and lower than expected demand for telecommunications services have pushed bond prices to depressed levels. Technology was adversely affected by heightened cyclical concerns, as investors became increasingly worried about the effects of the economic slowdown on corporate profitability. The textiles and chemicals sectors suffered from a falloff in demand due to the slowing economy. Worries over an emerging slowdown in new vehicle sales and a sluggish aftermarket parts business drove underperformance in the automotive sector. Metals/mining securities generally underperformed as a result of sharply higher levels of steel imports, declining steel demand and plummeting steel product prices. In terms of credit quality, BB, B and CCC issues overall generated returns of 12.64%, negative 6.06% and negative 6.66%, respectively, as higher quality credits remained in strong demand due to the weakening economy.

The Fund's overweighting relative to the SSB High Yield Market Index in the gaming sector and underweightings in the telecommunications, metals/mining and technology sectors contributed positively to performance. However, an overweighting in the automotive, chemicals and textiles areas and underweightings in financials, healthcare, housing-related, and supermarkets/drugstores names adversely affected performance. During the last six months, the Fund responded to market conditions by increasing exposure to the healthcare sector, while reducing its holdings in the automotive sector.

On August 31, 2001, the high-yield market on average yielded 11.75%, down from 12.39% on August 31, 2000. The excess yield over Treasuries was 7.28%, up from 6.51% on August 31, 2000. We believe that these levels continue to represent attractive long-term value.

GLOBAL             PARTNERS             INCOME             FUND             INC.

MARKET OUTLOOK

While current valuations appear attractive, we expect the high-yield market to continue to experience volatility in the near-term as the longer-term positive effects of any Fed interest rate cuts and lower long-term interest rates are offset by several factors in the short run, including (i) heightened default concerns, (ii) disappointing corporate profitability, (iii) continued concerns over the U.S. and global economies, (iv) reduced secondary market liquidity and
(v) equity market volatility. In light of these conditions, we are continuing to pursue a more conservative investment strategy geared to accumulating better quality credits.

EMERGING MARKETS DEBT

MARKET OVERVIEW

Emerging markets debt returned 4.21% during the Fund's annual period as measured by the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+').(2) Developments in Argentina and Brazil set the tone for emerging markets for the period. Argentinean debt, the worst performer in the EMBI+ returned negative 16.16% and Brazilian debt, suffering from Argentinean contagion, returned negative 0.30% for the period. Combined, the debt of these two countries represents 41% of the EMBI+ by market capitalization. Historically, this weak performance from the largest weighted credits has tended to drag down returns across many or all countries in the emerging markets. In contrast, the performance of the other 16 emerging markets represented in the EMBI+ all outperformed the EMBI+. In our opinion, the market's ability to view problems on a country-by-country basis without extrapolating isolated problems into systemic risks is a positive development.

The Fed began easing (i.e. lowering) short-term interest rates in January 2001. The Fed's bias was caused by evidence that U.S. economic growth had slowed considerably in 2001. The economic slowdown in the U.S. and the fragile Argentinean economy have negatively impacted Latin American growth. Additionally, the acts of terrorism on the World Trade Center in New York City on September 11, 2001 prompted a Fed rate cut of 50 basis points(3) that brought overnight rates to 3.00% at the close of the period. Barring a sudden recovery in the financial markets or economy, we expect the Fed's bias toward easing to continue.

Crude oil prices, an important driver of value in the emerging debt markets, continue to remain at higher levels. Fiscal balances and monetary reserves improved substantially as higher oil prices contributed to overall credit quality in Russia, Venezuela, Colombia and Mexico, all of which are oil producers. Prices per barrel fluctuated during the period, ranging from a low of $23.45 to a high of $30.14. Crude oil prices closed the period at about $27.35 per barrel. This year, the Organization of Petroleum Exporting Countries ('OPEC')(4) is proactively intervening to defend the price band; its latest

---------
(2) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

(3) A basis point is 0.01% or one one-hundredth of a percent.

(4) The OPEC is an international organization of 11 developing countries that are heavily reliant on oil revenues as their main source of income. Membership is open to any country which is a substantial net exporter of oil and which shares the ideals of the Organization. The current members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.





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GLOBAL             PARTNERS             INCOME             FUND             INC.

intervention occurred on September 1st when it cut production by one million barrels per day. We believe oil prices will be stable or slightly weaker in the short- to mid-term. We feel these prices will modestly benefit from oil importers and should not significantly undermine the very strong external and fiscal performance of the major oil exporters. The spike upward in crude prices following the attacks of September 11th was not surprising to us; however, since then, the price of crude oil has returned to lower levels.

Return volatility for emerging markets debt generally remained below historical levels. However, the combination of the uncertainty surrounding Turkey's economic reform and the continued Argentinean recession triggered a recent increase in volatility levels.

Colombian debt, the top performer in the EMBI+, returned 32.34% during the period, as measured by the EMBI+. Oil prices and export growth were important contributors to the performance of the Colombian economy last year. The global slowdown and lower coffee and oil prices are beginning to take their toll on the economy. These developments have led the Colombian Central Bank to lower interest rates this year. We maintained our slight overweighting position in Colombian debt for the period.

Russian debt returned 23.38% for the annual period as measured by the EMBI+. Russian debt continued to perform well overall as oil prices drove the economy. Russia's foreign reserves are approaching new highs as they reached $37 billion in August 2001. Domestic consumption has also contributed to growth; Gross Domestic Product ('GDP')(5) growth was 5.5% for the first seven months in 2001. Combined with strong fiscal results and an appreciating ruble, the public sector debt-to-GDP ratio fell from 78% at the end of 2000 and is projected to reach 60% by the end of 2001. We believe Russia's improving fundamentals may lead to credit-rating upgrades over the medium term.

Mexican debt returned 12.80% as measured by the EMBI+ for the period. The Mexican economy benefited from rising oil prices as reflected in its overall levels of growth and fiscal strength. The market continues, in our opinion, to anticipate an upgrade of Mexican debt to investment grade status by Standard & Poor's. However, we believe the recent terrorist attacks will delay this decision as the global slowdown and the U.S. recession gains momentum. We maintained our exposure to Mexican debt because we believe Mexico is one of the most stable countries in the emerging markets and the position presently reflects our overall defensive nature.

Venezuelan debt returned 10.05% for the period, as measured by the EMBI+. Oil price strength continues to drive the Venezuelan economy as fiscal and external accounts have shown marked improvement from last year. A clear measure of the positive impact that rising oil prices have had on Venezuelan credit quality is the level of international reserves. The stock of international reserves, approximately $23 billion, exceeds the stock of external debt.

Brazilian debt returned negative 0.30% for the period as measured by the EMBI+. The spike in volatility in international financial markets combined with concerns about weakness in the Brazilian currency negatively impacted the economy and led the Brazilian Central Bank to raise the Selic, the

---------
(5) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.





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GLOBAL             PARTNERS             INCOME             FUND             INC.

overnight lending rate. We believe the key issue for Brazil remains the sustainability of its public sector debt in an environment where Argentina's problems have kept the exchange rate and local interest rates under pressure. The market welcomed the recent announcement by the International Monetary Fund ('IMF')(6) granting an extension of a $15 billion line of credit. We maintained our slight underweighting with respect to Brazil as measured by the EMBI+.

Argentinean debt returned negative 16.16% as measured by the EMBI+ and was the EMBI+'s worst performer during the period. The country continues to struggle with a weak economy. We believe Argentina must restore economic growth to effectively manage its debt service obligations. After a series of false starts in March, the Argentinean government has installed an economic team led by Domingo Cavallo. Cavallo, a Harvard trained economist, won an international reputation for helping Argentina defeat hyperinflation in the early 1990's. The market reacted positively to the appointment but the rating agencies downgraded Argentina's debt rating three times during the period from B1/BB-to Caa1/B-. In July, the government enacted a zero-deficit law, limiting public outlays over each quarter to prospective receipts. The announcement of the augmentation of Argentina's IMF facility by $8 billion tightened spreads of the Argentine EMBI+ by 336 basis points to close the month at 1333 basis points. We continue to underweight Argentine debt as a percentage of the EMBI+ while monitoring developments closely.

We appreciate your confidence and look forward to serving you in the future.

Sincerely,

Heath B. McLendon                                Stephen J. Treadway
Heath B. McLendon                                Stephen J. Treadway
Co-Chairman of the Board                         Co-Chairman of the Board

Peter J. Wilby                                   Beth A. Semmel
Peter J. Wilby                                   Beth A. Semmel
Executive Vice President                         Executive Vice President

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of August 31, 2001 and is subject to change.

---------
(6) The IMF is an international organization of 183 member countries established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments
August 31, 2001

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Corporate Bonds -- 48.7%
Basic Industries -- 4.3%
$ 1,150,000         Applied Extrusion Technologies, Inc., 10.750% due
                     7/1/11 (b).................................................  $  1,213,250
  1,500,000         Asia Pulp & Paper International Finance Co., 11.750% due
                     10/1/05 (c)................................................       393,750
  1,150,000         Berry Plastics Corp., 12.250% due 4/15/04...................     1,178,750
  1,000,000         Glencore Nickel Property Ltd., 9.000% due 12/1/14...........       772,500
  1,461,000         Hines Horticulture Inc., 12.750% due 10/15/05...............     1,440,911
  1,000,000         ISP Chemco Inc., 10.250% due 7/1/11 (b).....................     1,020,000
  1,140,000         Millennium America Inc., 9.250% due 6/15/08 (b).............     1,162,800
    553,000         P&L Coal Holdings Corp., 8.875% due 5/15/08.................       583,415
    750,000         PCI Chemicals Canada Inc., 9.250% due 10/15/07 (c)..........       371,250
    500,000         Polymer Group Inc., 9.000% due 7/1/07.......................       272,500
    500,000         Radnor Holdings Corp., 10.000% due 12/1/03..................       402,500
  1,000,000         Riverwood International Corp., 10.625% due 8/1/07 (b).......     1,045,000
                                                                                  ------------
                                                                                     9,856,626
                                                                                  ------------
Consumer Cyclicals  -- 2.9%
    750,000         Advance Stores Co., Inc., 10.250% due 4/15/08...............       740,625
    325,000         AutoNation, Inc., 9.000% due 8/1/08 (b).....................       333,125
  1,000,000         Aztar Corp., 8.875% due 5/15/07.............................     1,030,000
  1,000,000         Choctaw Resort, 9.250% due 4/1/09 (b).......................     1,027,500
                    Cole National Group, Inc.:
    375,000          9.875% due 12/31/06........................................       373,125
    750,000          8.625% due 8/15/07.........................................       701,250
    875,000         Finlay Fine Jewelry Corp., 8.375% due 5/1/08................       818,125
  1,375,000         HMH Properties, Inc., 8.450% due 12/1/08....................     1,392,188
    680,000         Mattress Discounters Co., 12.625% due 7/15/07...............       275,400
    625,000         Pillowtex Corp., 9.000% due 12/15/07 (c)....................         8,594
                                                                                  ------------
                                                                                     6,699,932
                                                                                  ------------
Consumer Non-Cyclicals  -- 10.9%
  1,000,000         Argosy Gaming Co., 10.750% due 6/1/09.......................     1,112,500
    500,000         Beverly Enterprises, Inc., 9.625% due 4/15/09 (b)...........       527,500
    500,000         Coast Hotels & Casino, 9.500% due 4/1/09....................       519,375
    750,000         Columbia/HCA Healthcare Co., 6.910% due 6/15/05.............       761,250
  1,175,000         CONMED Corp., 9.000% due 3/15/08............................     1,180,875
    750,000         DaVita, Inc., 9.250% due 4/15/11............................       787,500
    250,000         Elizabeth Arden, Inc., 11.750% due 2/1/11...................       266,875
    140,000         Fleming Cos., Inc., 10.625% due 7/31/07.....................       146,300
    600,000         French Fragrance Inc., 10.375% due 5/15/07..................       600,000

----------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments  (continued)
August 31, 2001

 FACE
AMOUNT                                     SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 10.9% (continued)
        300 Units   Fresenius Medical Capital Trust II, 7.875% due 2/1/08 (d)...  $    300,750
$ 1,175,000         Harrah's Operating Co. Inc., 7.875% due 12/15/05............     1,219,062
    875,000         HCA Inc., 8.750% due 9/1/10.................................       966,875
    375,000         Home Interiors & Gifts Inc., 10.125% due 6/1/08.............       249,375
  1,500,000         Horseshoe Gaming LLC, 9.375% due 6/15/07....................     1,603,125
  1,125,000         Iasis Healthcare Corp., 13.000% due 10/15/09................     1,147,500
  1,000,000         Imperial Sugar Corp., 9.750% due 12/15/07 (c)...............       220,000
    750,000         Mandalay Resort Group, 10.250% due 8/1/07...................       808,125
  1,065,000         MGM Grand Inc., 9.750% due 6/1/07...........................     1,168,838
  1,000,000         Mohegan Tribal Gaming, 8.750% due 1/1/09....................     1,046,250
  1,675,000         North Atlantic Trading Co., 11.000% due 6/15/04.............     1,515,875
                    Park Place Entertainment Corp.:
    625,000          7.875% due 12/15/05........................................       638,281
  1,000,000          8.875% due 9/15/08.........................................     1,051,250
  1,000,000         Playtex Products, Inc., 9.375% due 6/1/11 (b)...............     1,035,000
                    Revlon Consumer Products Corp.:
    200,000          8.125% due 2/1/06..........................................       152,000
    800,000          9.000% due 11/1/06.........................................       616,000
    375,000         Rite Aid Corp., 7.625% due 4/15/05..........................       339,844
  1,000,000         Station Casinos Inc., 8.375% due 2/15/08....................     1,020,000
                    Sun International Hotels:
    750,000          9.000% due 3/15/07.........................................       772,500
    375,000          8.625% due 12/15/07........................................       378,750
    400,000         Syratech Corp., 11.000% due 4/15/07.........................       174,000
                    Tenet Healthcare Corp.:
    500,000          7.625% due 6/1/08..........................................       541,250
    125,000          9.250% due 9/1/10..........................................       150,000
  1,125,000         Triad Hospitals, Inc., 8.750% due 5/1/09 (b)................     1,175,625
    375,000         Vlasic Foods International Inc., 10.250% due 7/1/09 (c).....       111,094
    500,000         Windmere-Durable, 10.000% due 7/31/08.......................       482,500
                                                                                  ------------
                                                                                    24,786,044
                                                                                  ------------
Energy  -- 7.0%
  1,000,000         Belco Oil & Gas Corp., 8.875% due 9/15/07...................     1,035,000
  1,125,000         Canadian Forest Oil Ltd., 8.750% due 9/15/07................     1,155,937
    750,000         Grey Wolf, Inc., 8.875% due 7/1/07..........................       744,375
    750,000         Gulf Canada Resources Ltd., 9.625% due 7/1/05...............       775,313
    931,000         Key Energy Services Inc., 14.000% due 1/15/09...............     1,084,615
    750,000         Lomak Petroleum Inc., 8.750% due 1/15/07....................       735,000
  1,000,000         Nuevo Energy Co., 9.375% due 10/1/10........................       980,000

----------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments  (continued)
August 31, 2001

 FACE
AMOUNT                                     SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Energy -- 7.0% (continued)
$ 1,000,000         Ocean Energy Inc., 8.875% due 7/15/07.......................  $  1,067,500
  1,050,000         Parker Drilling Co., 9.750% due 11/15/06....................     1,057,875
  1,000,000         Pennzoil Co., 10.250% due 11/1/05...........................     1,168,750
    500,000         Pioneer Natural Resource Co., 9.625% due 4/1/10.............       557,500
                    Plains Resources Inc.:
    300,000          Series B, 10.250% due 3/15/06..............................       310,500
    700,000          Series F, 10.250% due 3/15/06..............................       724,500
  1,000,000         Pride International, Inc., 9.375% due 5/1/07................     1,048,750
    500,000         R&B Falcon Corp., 9.500% due 12/15/08.......................       587,500
  2,000,000         United Refining Co., 10.750% due 6/15/07....................     1,570,000
    500,000         Vintage Petroleum, Inc., 9.750% due 6/30/09.................       542,500
    810,000         Western Gas Resources, Inc., 10.000% due 6/15/09............       868,725
                                                                                  ------------
                                                                                    16,014,340
                                                                                  ------------
Finance Services  -- 1.5%
    987,700         Airplanes Pass-Through Trust, 10.875% due 3/15/19...........       605,055
  1,000,000         Felcor Lodging L.P., 9.500% due 9/15/08.....................     1,030,000
  1,000,000         Meristar Hospitality Corp., 9.125% due 1/15/11 (b)..........     1,013,750
    750,000         Sovereign Bancorp., 10.500% due 11/15/06....................       825,000
                                                                                  ------------
                                                                                     3,473,805
                                                                                  ------------
Housing Related  -- 0.6%
    375,000         American Standard Inc., 8.250% due 6/1/09...................       390,000
    875,000         Nortek Inc., 8.875% due 8/1/08..............................       867,344
                                                                                  ------------
                                                                                     1,257,344
                                                                                  ------------
Manufacturing  -- 2.5%
    500,000         Aqua Chemical Inc., 11.250% due 7/1/08......................       350,000
                    BE Aerospace:
     35,000          8.000% due 3/1/08..........................................        33,775
  1,125,000          9.500% due 11/1/08.........................................     1,153,125
    400,000         Blount Inc., 7.000% due 6/15/05.............................       290,000
  1,750,000         Breed Technologies Inc., 9.250% due 4/15/08 (c).............           175
    425,000         Dura Operating Corp., 9.000% due 5/1/09 (b).................       406,937
    900,000         Foamex L.P., 9.875% due 6/15/07.............................       670,500
    500,000         Jordan Industries, Inc., 10.375% due 8/1/07.................       427,500
    500,000         Moll Industries, Inc., 10.500% due 7/1/08...................        92,500
    700,000         Sequa Corp., 9.000% due 8/1/09..............................       715,750
  1,000,000         Terex Corp., 10.375% due 4/1/11.............................     1,050,000

----------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments  (continued)
August 31, 2001

 FACE
AMOUNT                                     SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Manufacturing -- 2.5% (continued)
$   500,000         Williams Scotsman Inc., 9.875% due 6/1/07...................  $    482,500
                                                                                  ------------
                                                                                     5,672,762
                                                                                  ------------
Media and Cable  -- 8.7%
                    Adelphia Communications Corp.:
    750,000          9.875% due 3/1/07..........................................       735,000
  1,000,000          8.375% due 2/1/08..........................................       921,250
  1,000,000         Century Communications Corp., zero coupon due 1/15/08.......       485,000
                    Charter Communications Holdings LLC:
    400,000          8.625% due 4/1/09..........................................       390,000
    250,000          10.250% due 1/15/10........................................       260,000
    625,000          11.125% due 1/15/11........................................       678,125
  1,505,000          Zero coupon until 4/1/04, 9.920% thereafter, due 4/1/11....     1,072,313
                    CSC Holdings Inc.:
  1,000,000          9.875% due 2/15/13.........................................     1,065,000
  1,100,000          10.500% due 5/15/16........................................     1,215,500
                    Diamond Cable Communications PLC:
  1,050,000          11.750% due 12/15/05.......................................       588,000
    675,000          Zero coupon until 2/15/02, 10.750% thereafter, due
                      2/15/07...................................................       324,000
    800,000         Hollinger International Publishing Inc., 9.250% due
                     2/1/06.....................................................       788,000
  1,175,000         Insight Midwest L.P., 10.500% due 11/1/10 (b)...............     1,269,000
  1,000,000         Lamar Media Corp., 9.625% due 12/1/06.......................     1,052,500
                    Mediacom LLC:
  1,000,000          9.500% due 1/15/13 (b).....................................     1,015,000
    125,000          11.000% due 7/15/13 (b)....................................       131,562
    550,000         Nextmedia Operating Inc., 10.750% due 7/1/11 (b)............       570,625
    180,000         NTL Communications Corp., 11.875% due 10/1/10...............       107,100
                    NTL Inc.:
    100,000          12.750% due 4/15/05........................................        65,000
    475,000          11.500% due 2/1/06.........................................       294,500
    750,000         R.H. Donnelly Inc., 9.125% due 6/1/08.......................       772,500
  1,000,000         Radio One, Inc., 8.875% due 7/1/11 (b)......................     1,032,500
  1,000,000         Rogers Communications Inc., 8.875% due 7/15/07..............     1,021,250
                    Telewest Communications PLC:
    390,000          11.000% due 10/1/07........................................       312,000
  1,065,000          11.250% due 11/1/08........................................       862,650
  1,510,000         United International Holdings, zero coupon until 2/15/03,
                     10.750% thereafter, due 2/15/08............................       475,650

----------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments  (continued)
August 31, 2001

 FACE
AMOUNT                                        SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Media and Cable -- 8.7% (continued)
                    United Pan-European Communications N.V.:
$   170,000          11.250% due 11/1/09........................................  $     48,450
    325,000          Zero coupon until 2/1/05, 13.750% thereafter, due 2/1/10...        45,500
                    World Color Press, Inc.:
    875,000          8.375% due 11/15/08........................................       914,375
    125,000          7.750% due 2/15/09.........................................       126,563
  1,125,000         Yell Finance, 10.750% due 8/1/11 (b)........................     1,171,406
                                                                                  ------------
                                                                                    19,810,319
                                                                                  ------------
Services and Other  -- 4.2%
                    Allied Waste North America Inc.:
  1,125,000          7.875% due 1/1/09..........................................     1,139,063
    325,000          10.000% due 8/1/09.........................................       341,250
  1,225,000         American Tower Corp., 9.375% due 2/1/09.....................     1,151,500
    900,000         Avis Rent A Car Inc., 11.000% due 5/1/09....................     1,030,500
    550,000         Comforce Operating Inc., 12.000% due 12/1/07................       455,125
                    Crown Castle International Corp.:
    100,000          9.375% due 8/1/11..........................................        91,750
  1,125,000          10.750% due 8/1/11.........................................     1,113,750
  1,000,000         Dyncorp Inc., 9.500% due 3/1/07.............................       945,000
  1,250,000         Holt Group, 9.750% due 1/15/06 (c)..........................        43,750
    755,000         Mail-Well I Corp., 8.750% due 12/15/08......................       641,750
  1,000,000         Pierce Leahy Command Corp., 8.125% due 5/15/08..............     1,001,250
  2,000,000         Safety-Kleen Services, 9.250% due 6/1/08 (c)................           200
  1,250,000         SBA Communications Corp., 10.250% due 2/1/09................     1,093,750
                    Spectrasite Holdings, Inc.:
    500,000          12.500% due 11/15/10.......................................       422,500
    500,000          Zero coupon until 3/15/05, 12.875% thereafter, due
                      3/15/10...................................................       167,500
                                                                                  ------------
                                                                                     9,638,638
                                                                                  ------------
Technology  -- 0.8%
    295,000         Polaroid Corp., 11.500% due 2/15/06 (c).....................        73,750
  1,000,000         Unisys Corp., 8.125% due 6/1/06.............................       997,500
    840,000         Xerox Capital Europe PLC, 5.750% due 5/15/02................       820,050
                                                                                  ------------
                                                                                     1,891,300
                                                                                  ------------
Telecommunications  -- 3.0%
    625,000         American Cellular Corp., 9.500% due 10/15/09................       579,687
                    Global Crossing Holdings Ltd.:
  1,325,000          9.125% due 11/15/06........................................       841,375
    375,000          8.700% due 8/1/07..........................................       227,813
    250,000          9.500% due 11/15/09........................................       152,500

----------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments  (continued)
August 31, 2001

 FACE
AMOUNT                                      SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Telecommunications -- 3.0% (continued)
                    Level 3 Communications Inc.:
$   150,000          11.000% due 3/15/08........................................  $     76,125
    565,000          9.125% due 5/1/08..........................................       266,962
                    Nextel Communications Inc.:
    250,000          9.375% due 11/15/09........................................       193,125
  3,350,000          Zero coupon until 2/15/03, 9.950% thereafter, due 2/15/08..     2,169,125
  1,450,000         NEXTLINK Communications, 10.750% due 6/1/09.................       565,500
    625,000         Rogers Cantel Inc., 8.800% due 10/1/07......................       590,625
    275,000         Telecorp PCS Inc., 10.625% due 7/15/10......................       259,875
    250,000         Triton PCS Inc., zero coupon until 5/1/03, 11.000%
                     thereafter, due 5/1/08.....................................       215,000
    575,000         UbiquiTel Operating Co., zero coupon until 4/15/05, 14.000%
                     thereafter, due 4/15/10....................................       253,000
    750,000         Williams Communications Group, Inc., 11.700% due 8/1/08.....       345,000
                                                                                  ------------
                                                                                     6,735,712
                                                                                  ------------
Transportation  -- 0.6%
  1,500,000         Northwest Airlines Inc., 7.625% due 3/15/05.................     1,455,000
                                                                                  ------------
Utilities  -- 1.7%
    525,000         AES Corp., 9.375% due 9/15/10...............................       540,750
    625,000         Azurix Corp., 10.750% due 2/15/10...........................       668,750
                    Calpine Corp.:
    500,000          8.750% due 7/15/07.........................................       506,250
    475,000          8.500% due 5/1/08..........................................       482,125
    500,000          8.625% due 8/15/10.........................................       513,125
  1,125,000         CMS Energy Corp., 9.875% due 10/15/07.......................     1,220,625
                                                                                  ------------
                                                                                     3,931,625
                                                                                  ------------

                    Total Corporate Bonds (Cost  -- $121,554,451)...............   111,223,447
                                                                                  ------------
Convertible Bonds  -- 0.7%
Technology  -- 0.7%
  1,125,000         Aspect Communications Corp., zero coupon due 8/10/18........       243,281
  1,250,000         Comverse Technology, Inc., 1.500% due 12/1/05...............       943,750
    600,000         i2 Technologies, Inc., 5.250% due 12/15/06..................       441,750
                                                                                  ------------

                    Total Convertible Bonds (Cost  -- $1,601,691)...............     1,628,781
                                                                                  ------------

----------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments  (continued)
August 31, 2001

 FACE
AMOUNT                                        SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Sovereign Bonds -- 46.0%
Argentina  -- 5.9%
                    Republic of Argentina:
$ 4,000,000          7.000% until 6/19/04, 15.500% thereafter, due 12/19/08.....  $  2,620,000
  5,000,000          11.375% due 3/15/10........................................     3,097,500
  5,000,000          11.750% due 6/15/15........................................     3,100,000
    200,000          12.000% due 2/1/20.........................................       122,000
  5,857,000          Structured Note, 13.969% due 4/10/05 (e)(f)................     4,484,998
                                                                                  ------------
                                                                                    13,424,498
                                                                                  ------------
Brazil  -- 8.4%
                    Federal Republic of Brazil:
  3,750,000          9.625% due 7/15/05.........................................     3,454,688
  2,500,000          8.875% due 4/15/24.........................................     1,556,250
     75,000          12.250% due 3/6/30.........................................        60,825
 19,078,000          11.000% due 8/17/40........................................    13,731,390
     22,166          C Bond, 8.000% due 4/15/14.................................        16,057
    500,000          DCB, Series L, 5.500% due 4/15/12 (e)......................       332,500
                                                                                  ------------
                                                                                    19,151,710
                                                                                  ------------
Bulgaria  -- 2.8%
                    Republic of Bulgaria:
    150,000          Discount Bond, Series A, 4.5625% due 7/28/24 (e)...........       120,750
  7,500,000          FLIRB, Series A, 4.5625% due 7/28/12 (e)...................     6,225,000
                                                                                  ------------
                                                                                     6,345,750
                                                                                  ------------
Colombia  -- 1.1%
  2,450,000         Republic of Colombia, 11.750% due 2/25/20...................     2,432,850
                                                                                  ------------
Costa Rica  -- 0.4%
    900,000         Costa Rica Principal Bond, Series B, 6.250% due 5/21/15.....       866,250
                                                                                  ------------
Ecuador  -- 3.1%
                    Republic of Ecuador:
  6,000,000          12.000% due 11/15/12.......................................     4,065,000
  2,682,000          5.000% due 8/15/30 (b)(e)..................................     1,137,168
  4,200,000          5.000% due 8/15/30 (e).....................................     1,780,800
                                                                                  ------------
                                                                                     6,982,968
                                                                                  ------------

----------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments  (continued)
August 31, 2001

 FACE
AMOUNT                                        SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Ivory Coast -- 0.1%
$ 2,000,000         Ivory Coast, FLIRB, 2.000% due 3/29/18 (c)..................  $    300,000
                                                                                  ------------
Jamaica  -- 0.2%
    500,000         Government of Jamaica, 12.750% due 9/1/07 (b)...............       543,750
                                                                                  ------------
Mexico  -- 3.0%
                    United Mexican States:
  1,175,000          9.875% due 2/1/10..........................................     1,301,312
  1,825,000          11.375% due 9/15/16........................................     2,212,813
  3,250,000          8.125% due 12/30/19........................................     3,099,687
    110,000          11.500% due 5/15/26........................................       138,133
    125,000          Discount Bond, Series D, 4.7875% due 12/31/19 (e)..........       123,281
                                                                                  ------------
                                                                                     6,875,226
                                                                                  ------------
Panama  -- 2.1%
                    Republic of Panama:
    665,000          9.375% due 4/1/29..........................................       696,588
  4,718,519          IRB, 4.750% due 7/17/14 (e)................................     4,211,278
                                                                                  ------------
                                                                                     4,907,866
                                                                                  ------------
Peru  -- 1.4%
                    Republic of Peru:
    900,000          FLIRB, 4.000% due 3/7/17 (e)...............................       596,250
  3,600,000          PDI, 4.500% due 3/7/17 (e).................................     2,589,750
                                                                                  ------------
                                                                                     3,186,000
                                                                                  ------------
Philippines  -- 1.5%
                    Republic of Philippines:
  2,815,000          9.875% due 1/15/19.........................................     2,420,900
  1,050,000          NMB, 4.750% due 1/5/05 (e).................................     1,009,312
                                                                                  ------------
                                                                                     3,430,212
                                                                                  ------------
Russia  -- 8.8%
                    Russia:
 14,250,000          10.000% due 6/26/07........................................    13,047,656
  2,735,000          8.250% due 3/31/10.........................................     2,154,667
  5,358,693          8.250% due 3/31/10 (b).....................................     4,221,646
        540          5.000% due 3/31/30 (b)(e)..................................           258
  1,650,000          5.000% due 3/31/30 (e).....................................       786,843
                                                                                  ------------
                                                                                    20,211,070
                                                                                  ------------

----------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments  (continued)
August 31, 2001

 FACE
AMOUNT                                        SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Venezuela -- 7.2%
                    Republic of Venezuela:
$ 3,000,000          13.625% due 8/15/18........................................  $  2,883,750
  7,715,000          9.250% due 9/15/27.........................................     5,319,492
  5,500,000          Discount Bond, Series W-A, 5.125% due 3/31/20 (including
                      35,700 rights) (e)........................................     4,262,521
  3,999,941          FLIRB, Series A, 5.6875% due 3/31/07 (e)...................     3,319,951
    900,000          Par, Series A, 6.750% due 3/31/20 (including 4,500
                      rights)...................................................       698,625
                                                                                  ------------
                                                                                    16,484,339
                                                                                  ------------
                    Total Sovereign Bonds (Cost  -- $101,126,712)...............   105,142,489
                                                                                  ------------
Loan Participations (e)(g)  -- 3.2%
    784,308         Kingdom of Morocco, Tranche B, 5.0938% due 1/1/04
                     (Morgan Stanley Emerging Markets Inc.).....................       717,642
                    The People's Democratic Republic of Algeria:
  1,386,539          Tranche 1, 5.8125% due 9/4/06 (J.P. Morgan Chase & Co.)....     1,206,289
  6,500,132          Tranche 3, 5.8125% due 3/4/10 (J.P. Morgan Chase & Co. and
                     CS First Boston)..........................................     5,395,109
                                                                                  ------------
                    Total Loan Participations (Cost  -- $6,591,182).............     7,319,040
                                                                                  ------------

 SHARES                                      SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Common Stock -- 0.0%
     11,770         Axiohm Transaction Solutions, Inc. (a)......................             0
      5,155         UnitedGlobalCom, Inc., Class A Shares (a)...................        24,074
                                                                                  ------------

                    Total Common Stock (Cost  -- $65,625).......................        24,074
                                                                                  ------------
Preferred Stock  -- 0.2%
         12         Anvil Holdings Inc., Series B, 13.000% (a)..................           173
  1,000,000         APP Finance (II) Mauritius Ltd., Series A, 12.000% (a)......        22,500
        400         CSC Holdings Inc., Series M, 11.125% (a)....................        42,700
                    TCR Holding Corp. (h):
      4,091          Class B....................................................            41
      2,250          Class C....................................................            23
      5,932          Class D....................................................            59
     12,271          Class E....................................................           123
     37,500         UnitedGlobalCom, Inc., Series D, Convertible, 7.000% (a)....       323,437
                                                                                  ------------
                    Total Preferred Stock (Cost  -- $1,818,203).................       389,056
                                                                                  ------------

----------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments  (continued)
August 31, 2001

 SHARES                                        SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Warrants and Rights (h) -- 0.2%
  1,745,390         ContiFinancial Corp., Units of Interest (Represents
                     interests in a trust in the liquidation of ContiFinancial
                     Corp. and its affiliates)..................................  $    231,264
      1,000         Glasstech Inc. (Exercise price of $0.01 per share expiring on 6/30/04. Each warrant exercisable for 0.125 shares of
                     common stock)..............................................           500
      5,000         In Flight Phone (Exercise price of $0.01 per share expiring on 8/31/02. Each warrant exercisable for one share of
                     common stock) (a)..........................................             0
      1,000         Mattress Discounters Co. (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.85
                     shares of Class A common stock and 0.539 shares of Class L
                     common stock)..............................................         1,250
      8,000         Terex Corp., Stock Appreciation Rights (Expiring 5/15/02)
                     (a)........................................................       182,000
        750         UbiquiTel Operating Co. (Exercise price of $22.74 per share expiring on 4/15/10. Each warrant exercisable for 5.965
                     shares of common stock) (a)................................        15,094
                                                                                  ------------

                    Total Warrants and Rights (Cost  -- $273,153)...............       430,108
                                                                                  ------------

 FACE
AMOUNT                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Repurchase Agreement -- 1.0%
$ 2,253,000         Greenwich Capital Markets, 3.630% due 9/4/01; Proceeds at
                     maturity  -- $2,253,909; (Fully collateralized by U.S.
                     Treasury Notes, 5.500% due 5/15/09;
                     Market value  -- $2,299,140) (Cost  -- $2,253,000).........     2,253,000
                                                                                  ------------
                    Total Investments  -- 100% (Cost  -- $235,284,017)..........  $228,409,995
                                                                                  ------------
                                                                                  ------------

--------------------------------------------------------------------------------

(a) All securities segregated as collateral pursuant to loan agreement.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) Security is currently in default.

(d) Each unit is comprised of a $1,000 par value senior note due 2/1/08.

(e) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(f) Coupon rate is derived from a formula based on the yields of other Argentina bonds.

(g) Participation interests were acquired through the financial institutions indicated parenthetically.

(h) Non-income producing security.

  Abbreviations used in this schedule:

    DCB    -- Debt Conversion Bond.
    FLIRB  -- Front Loaded Interest Reduction Bond.
    IRB    -- Interest Reduction Bond.
    NMB    -- New Money Bond.
    PDI    -- Past Due Interest.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------
Statement of Assets and Liabilities
August 31, 2001

ASSETS:
   Investments, at value (Cost  -- $235,284,017)............  $228,409,995
   Cash.....................................................           388
   Interest receivable......................................     5,839,799
   Receivable for securities sold...........................     4,583,037
   Prepaid expenses.........................................        10,541
                                                              ------------
   TOTAL ASSETS.............................................   238,843,760
                                                              ------------
LIABILITIES:
   Loan payable (Note 4)....................................    75,000,000
   Payable for securities purchased.........................     3,468,576
   Loan interest payable (Note 4)...........................       298,500
   Management fee payable (Note 2)..........................       147,134
   Accrued expenses.........................................       132,377
                                                              ------------
   TOTAL LIABILITIES........................................    79,046,587
                                                              ------------
TOTAL NET ASSETS............................................  $159,797,173
                                                              ------------
                                                              ------------
NET ASSETS:
   Common stock ($0.001 par value, 100,000,000 shares
    authorized; 14,842,507 shares outstanding)..............  $     14,843
   Additional paid-in capital...............................   206,291,724
   Undistributed net investment income......................        26,720
   Accumulated net realized loss from security
    transactions............................................   (39,662,092)
   Net unrealized depreciation of investments...............    (6,874,022)
                                                              ------------
TOTAL NET ASSETS............................................  $159,797,173
                                                              ------------
                                                              ------------
NET ASSET VALUE, PER SHARE ($159,797,173 [div] 14,842,507
 shares outstanding)........................................        $10.77
                                                                    ------
                                                                    ------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Statement of Operations
For the Year Ended August 31, 2001

INVESTMENT INCOME:
   Interest.................................................  $ 28,366,137
                                                              ------------
EXPENSES:
   Interest expense (Note 4)................................     5,893,229
   Management fee (Note 2)..................................     1,783,807
   Audit and tax services...................................        55,783
   Shareholder communications...............................        45,980
   Custody..................................................        37,907
   Transfer agent fees......................................        37,828
   Legal fees...............................................        35,255
   Directors' fees..........................................        33,395
   Listing fees.............................................        29,971
   Other....................................................        24,072
                                                              ------------
   TOTAL EXPENSES...........................................     7,977,227
                                                              ------------
NET INVESTMENT INCOME.......................................    20,388,910
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding
    short-term securities):
      Proceeds from sales...................................   206,834,796
      Cost of securities sold...............................   224,562,544
                                                              ------------
   NET REALIZED LOSS........................................   (17,727,748)
                                                              ------------
   Change in Net Unrealized Depreciation of Investments:
      Beginning of year.....................................    (7,962,468)
      End of year...........................................    (6,874,022)
                                                              ------------
   DECREASE IN NET UNREALIZED DEPRECIATION..................     1,088,446
                                                              ------------
NET LOSS ON INVESTMENTS.....................................   (16,639,302)
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $  3,749,608
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------------
Statements of Changes in Net Assets
For the Years Ended August 31,

                                                                  2001           2000
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 20,388,910   $ 21,299,308
   Net realized gain (loss).................................   (17,727,748)       712,273
   Decrease in net unrealized depreciation..................     1,088,446     13,071,171
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM OPERATIONS...................     3,749,608     35,082,752
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (20,942,196)   (21,016,689)
   Capital..................................................      (120,661)            --
                                                              ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (21,062,857)   (21,016,689)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued on reinvestment of dividends
    (93,967 and 0 shares issued, respectively)..............     1,040,840             --
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...     1,040,840             --
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................   (16,272,409)    14,066,063
NET ASSETS:
   Beginning of year........................................   176,069,582    162,003,519
                                                              ------------   ------------
   END OF YEAR*.............................................  $159,797,173   $176,069,582
                                                              ------------   ------------
                                                              ------------   ------------
*Includes undistributed net investment income of:...........       $26,720       $577,160
                                                              ------------   ------------
                                                              ------------   ------------

---------------------------------------
Statement of Cash Flows
For the Year Ended August 31, 2001

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
   Proceeds from sales of portfolio securities and principal
    paydowns................................................ $ 207,338,027
   Purchases of portfolio securities........................  (212,030,588)
   Net sales of short-term securities.......................     6,182,000
                                                              ------------
                                                                 1,489,439
   Net investment income....................................    20,388,910
   Adjustments to reconcile net investment income to net
    cash provided by operating activities:
      Accretion of discount on securities...................    (5,026,312)
      Net change in receivables/payables related to
        operations..........................................     1,871,589
                                                              ------------
   NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES..........    18,723,626
                                                              ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
   Proceeds from shares issued in reinvestment of
    distributions...........................................     1,040,840
   Distributions paid.......................................   (21,062,857)
                                                              ------------
   NET CASH FLOWS USED BY FINANCING ACTIVITIES..............   (20,022,017)
                                                              ------------
NET DECREASE IN CASH........................................    (1,298,391)
Cash, Beginning of year.....................................     1,298,779
                                                              ------------
CASH, END OF YEAR........................................... $         388
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements

Note 1. Significant Accounting Policies

Global Partners Income Fund Inc. ('Fund') was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements  (continued)

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discount on debt obligations. For the year ended August 31, 2001, the Fund paid interest expenses of $6,038,229.

YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements  (continued)

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Advisors L.P. ('Investment Manager'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), which, in turn, is a subsidiary of Citigroup Inc., pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to Smith Barney Fund Management LLC ('SBFM'), formerly known as SSB Citi Fund Management LLC, an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SBFM.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

At August 31, 2001, Salomon Smith Barney Inc., another subsidiary of SSBH, owned 4,587 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

Note 3. Portfolio Activity

During the year ended August 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $214,456,178
                                                              ------------
                                                              ------------
Sales.......................................................  $206,834,796
                                                              ------------
                                                              ------------

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements  (continued)

At August 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 11,757,628
Gross unrealized depreciation...............................   (18,631,650)
                                                              ------------
Net unrealized depreciation.................................  $ (6,874,022)
                                                              ------------
                                                              ------------

Note 4. Bank Loan

The Fund has outstanding a $75,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation. The current interest rate on the loan is equal to 5.97% and the maturity date is November 8, 2001. The collateral for the loan was valued at $226,156,995 on August 31, 2001 and is being held in a segregated account by the Fund's custodian.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At August 31, 2001, the Fund held loan participations with a total cost of $6,591,182.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 6. 'When and If' Issued Bonds

'When and if' issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a 'when and if' issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the 'when and if' issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in 'when and if' issued bonds become null and void, and, accordingly, the Fund will reverse any unrealized gain or loss recorded on such transactions.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements  (continued)

Note 7. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

Note 8. Capital Loss Carryforward

At August 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $24,085,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on August 31 of the year indicated:

                                                          2007              2009
                                                          ----              ----
Carryforward Amounts.................................  $15,469,000       $8,616,000

Note 9. Dividends Subsequent to August 31, 2001

On July 10, 2001, the Board of Directors of the Fund declared two dividends from net investment income, each in the amount of $0.11875 per share, payable on September 28 and October 26, 2001, to shareholders of record on September 18 and October 16, 2001, respectively.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------
Financial Highlights
For a share of common stock outstanding throughout each fiscal year ended
August 31, unless otherwise noted:

                                                    2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
 BEGINNING OF YEAR..............................    $11.94     $10.98     $ 9.76     $16.18     $13.88
                                                  --------   --------   --------   --------   --------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income..........................      1.38       1.44       1.59       1.55       1.55
 Net realized and unrealized
   gain (loss)..................................     (1.12)      0.95       1.30      (5.53)      2.46
                                                  --------   --------   --------   --------   --------
Total Income (Loss) From Operations.............      0.26       2.39       2.89      (3.98)      4.01
                                                  --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM:
 Net investment income..........................     (1.42)     (1.43)     (1.67)     (1.62)     (1.71)
 Net realized gains.............................        --         --         --      (0.49)        --
 Capital........................................     (0.01)        --         --         --         --
 Excess of net realized capital gains...........        --         --         --      (0.33)        --
                                                  --------   --------   --------   --------   --------
Total Distributions.............................     (1.43)     (1.43)     (1.67)     (2.44)     (1.71)
                                                  --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR....................    $10.77     $11.94     $10.98     $ 9.76     $16.18
                                                  --------   --------   --------   --------   --------
                                                  --------   --------   --------   --------   --------
MARKET VALUE, END OF YEAR.......................    $11.88   $11.6250   $11.3125    $8.5625   $15.4375
TOTAL RETURN,
 BASED ON MARKET VALUE(1).......................     16.26%     17.57%     53.57%    (34.35)%    31.28%
RATIOS TO AVERAGE NET ASSETS:
 Total expenses, including interest expense.....      4.90%      4.95%      4.22%      3.54%      3.55%
 Total expenses, excluding interest expense
   (operating expenses).........................      1.28%      1.30%      1.27%      1.31%      1.31%
 Net investment income..........................     12.53%     12.53%     14.26%     10.56%     10.14%
PORTFOLIO TURNOVER RATE.........................        92%       111%       102%       144%       107%
NET ASSETS, END OF YEAR (000S)..................  $159,797   $176,070   $162,004   $142,129   $234,735
Bank Loans Outstanding,
 End of Year (000s).............................   $75,000    $75,000    $75,000    $75,000    $75,000
Weighted Average Bank Loans (000s)..............   $75,000    $75,000    $75,000    $75,000    $75,000
Weighted Average Interest Rate
 on Bank Loans..................................      7.86%      8.28%      6.42%      6.34%      6.65%
------------------------------------------------------------------------------------------------------

(1) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------
Report of Independent Accountants
To the Board of Directors and Shareholders of Global Partners Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Global Partners Income Fund Inc. (the 'Fund') at August 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
October 23, 2001

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of Global Partners Income Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

                     (This page intentionally left blank.)

GLOBAL             PARTNERS             INCOME             FUND             INC.

---------
Directors

LESLIE H. GELB
    President, The Council on Foreign Relations

HEATH B. MCLENDON
    Co-Chairman of the Board;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Smith Barney Fund Management LLC and Travelers Investment Advisers, Inc.

RIORDAN ROETT
    Professor and Director, Latin American
    Studies Program, Paul H. Nitze
    School of Advanced International Studies,
    Johns Hopkins University

JESWALD W. SALACUSE
    Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of
    Law & Diplomacy Tufts University

STEPHEN J. TREADWAY
    Co-Chairman of the Board;
    Executive Vice President,
    PIMCO Advisors L.P.
    Chairman and President, PIMCO Funds Distributors LLC

CHARLES F. BARBER, Emeritus
    Consultant; formerly Chairman,
    ASARCO Inc.

-------
Officers

HEATH B. MCLENDON
    Co-Chairman of the Board

STEPHEN J. TREADWAY
    Co-Chairman of the Board

LEWIS E. DAIDONE
    Executive Vice President and Treasurer

JAMES E. CRAIGE
    Executive Vice President

THOMAS K. FLANAGAN
    Executive Vice President

NEWTON B. SCHOTT
    Executive Vice President

BETH A. SEMMEL
    Executive Vice President

PETER J. WILBY
    Executive Vice President

ANTHONY PACE
    Controller

CHRISTINA T. SYDOR
    Secretary

-----------------
Global Partners
Income Fund Inc.
    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004
    Telephone 1-888-777-0102

INVESTMENT MANAGER
    PIMCO Advisors L.P.
    800 Newport Center Drive
    Suite 100
    Newport Beach, California 92660

INVESTMENT ADVISER
    Salomon Brothers Asset Management Inc
    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004

CUSTODIAN
    The Chase Manhattan Bank
    Four Metrotech Center
    Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    40 Wall Street
    New York, New York 10005

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    GDF

--------------------------------------------------------------------------------

                       STATEMENT OF DIFFERENCES

The division sign shall be expressed as....................................[div]